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                                                                      EXHIBIT 21

14 NORTH MAIN STREET LLC

Incorporated State:   Massachusetts

18 NMS LLC

Incorporated State:   Massachusetts

ABS FINANCE CO., INC.

Incorporated State:   Delaware

ABS INSURANCE LTD.

Incorporated State:   Bermuda

ABS PROCUREMENT CO.

Incorporated State:   Grand Cayman

ACME MARKETS, INC.

Incorporated State:   Delaware

ADRIAN REALTY TRUST

Incorporated State:   Massachusetts

ADVANTAGE STORES, INC.

Incorporated State:   California

ALBERTSON'S LIQUORS, INC.

Incorporated State:   Wyoming

ALBERTSON'S REALTY, INC.

Incorporated State:   Idaho

ALBERTSONS ASSIST, INC.

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Incorporated State:   Idaho

ALBERTSONS STORES CHARITABLE FOUNDATION, INC.

Incorporated State:   Idaho

AMERICAN DRUG STORES, INC.

Incorporated State:   Illinois

AMERICAN FOOD AND DRUG, INC.

Incorporated State:   Delaware

AMERICAN PARTNERS, L.P.

Incorporated State:   Indiana

AMERICAN PROCUREMENT AND LOGISTICS COMPANY

Incorporated State:   Delaware

AMERICAN STORES CHARITABLE FOUNDATION

Incorporated State:   Utah

AMERICAN STORES COMPANY, LLC

Incorporated State:   Delaware

AMERICAN STORES PROPERTIES, INC.

Incorporated State:   Delaware

AMERICAN STORES PROPERTIES, INC. - ONE

Incorporated State:   Delaware

AMERICAN STORES REALTY COMPANY, LLC

Incorporated State:   Delaware

APLC PROCUREMENT, INC.

Incorporated State:   Utah

ARLES, LLC

Incorporated State:   New Hampshire


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ASC MEDIA SERVICES, INC.

Incorporated State:   Utah

ASC PHARMACY, INC.

Incorporated State:   Delaware

BERYL AMERICAN CORPORATION

Incorporated State:   Vermont

BP REALTY, LLC

Incorporated State:   Massachusetts

BRISTOL FARMS

Incorporated State:   California

BROCKTON CORPORATION

Incorporated State:   Vermont

CAL-PHARM, INC.

Incorporated State:   California

CAMBRIDGE CHARTER REALTY I LLC

Incorporated State:   Massachusetts

CH PROJECT LLC

Incorporated State:   Massachusetts

CLIFFORD W. PERHAM, INC.

Incorporated State:   Maine

DARTMOUTH CHARTER LLC

Incorporated State:   Massachusetts

EAST HAMPTON REALTY, LLC

Incorporated State:   Massachusetts

EAST HIGH STREET LLC

Incorporated State:   Massachusetts


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EXTREME INC.

Incorporated State:   Delaware

FOOD BASKET

Incorporated State:   California

FRESH HOLDINGS, INC.

Incorporated State:   Delaware

GOLDSTAR PARTNERS, LLC (THE)

Incorporated State:   Massachusetts

GOOD SPIRITS, INC.

Incorporated State:   Texas

GORHAM MARKETS, LLC

Incorporated State:   New Hampshire

GRETNA PROPERTIES, INC.

Incorporated State:   Louisiana

HEALTH 'N' HOME CORPORATION

Incorporated State:   Delaware

HODISCO, INC.

Incorporated State:   Texas

HOOKSETT PROJECT, LLC

Incorporated State:   Massachusetts

HOOKSETT REALTY SSI LLC

Incorporated State:   Massachusetts

JETCO PROPERTIES, INC.

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Incorporated State:   Delaware

JEWEL COMPANIES, INC., A 1985 DELAWARE CORPORATION

Incorporated State:   Delaware

JEWEL FOOD STORES, INC.

Incorporated State:   New York

JEWEL OSCO SOUTHWEST, INC.

Incorporated State:   Illinois

JIM DANDY MARKETS

Incorporated State:   California

JOAH, INC.

Incorporated State:   Delaware

KASCO AUTOMOTIVE PRODUCTS

Incorporated State:   California

LAZY ACRES MARKET INC.

Incorporated State:   California

LS HOLDINGS, INC.

Incorporated State:   Delaware

LUCKY STORES PROPERTIES, INC.

Incorporated State:   Delaware

LUCKY STORES, INC. (DE)

Incorporated State:   Delaware

LUCKY STORES, INC. (FL)

Incorporated State:   Florida

LUCKY STORES, INC. (NV)

Incorporated State:   Nevada

MEADOWLANE, INC.

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Incorporated State:   Massachusetts

MFC-LIVONIA PROPERTIES, INC.

Incorporated State:   Delaware

MICHAELS REALTY TRUST

NEW ALOHA CORPORATION

Incorporated State:   Delaware

NEW BRISTOL FARMS, INC.

Incorporated State:   Delaware

NEW DIAMOND SUB, INC.

Incorporated State:   Delaware

NEWCO INVESTMENTS, LLC

Incorporated State:   Delaware

NHI INVESTMENT PARTNERS, LP

Incorporated State:   Delaware

NHI SPIRITS, LLC

Incorporated State:   Texas

NMS REALTY, LLC

Incorporated State:   Massachusetts

NP REALTY LLC

Incorporated State:   New York

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OAKBROOK BEVERAGE CENTERS, INC.

Incorporated State:   Illinois

ORDISCO, INC.

Incorporated State:   California

OSCO DRUG OF MASSACHUSETTS, INC.

Incorporated State:   Massachusetts

OSCO DRUG OF TEXAS, INC.

Incorporated State:   Delaware

PP REALTY LLC

Incorporated State:   Massachusetts

SAV-ON REALTY, INC.

Incorporated State:   Delaware

SCOLARI'S STORES, INC.

Incorporated State:   California

SEESSEL HOLDINGS, INC.

Incorporated State:   Tennessee

SHAW EQUIPMENT CORPORATION

Incorporated State:   Massachusetts

SHAW'S NORTH ATTLEBORO CORP.

Incorporated State:   Massachusetts

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SHAW'S REALTY CO.

Incorporated State:   Maine

SHAW'S REALTY TRUST

Incorporated State:   Massachusetts

SHAW'S SECURITIES CORPORATION I

Incorporated State:   Massachusetts

SHAW'S SECURITIES CORPORATION II

Incorporated State:   Massachusetts

SHAW'S SUPERMARKETS, INC.

Incorporated State:   Massachusetts

SHORTCO, INC.

Incorporated State:   Texas

SMITTY'S SUPER MARKETS, INC.

Incorporated State:   Missouri

SNH REALTY, LLC

Incorporated State:   Massachusetts

SRA REALTY LLC

Incorporated State:   Massachusetts

SSM HOLDINGS COMPANY

Incorporated State:   Delaware

STAR MARKETS COMPANY, INC.

Incorporated State:   Massachusetts

STAR MARKETS HOLDINGS, INC.

Incorporated State:   Massachusetts

SUNRICH MERCANTILE CORP.

Incorporated State:   California

THE JAMES A. MARTIN, IV TRUST

THE MATTHEW JIM MARTIN TRUST

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THE ROBERT C. MARTIN TRUST

THE RONALD M. KOLOZIE TRUST

U.S. SATELLITE CORPORATION

Incorporated State:   Utah

WHP REALTY, LLC

Incorporated State:   Connecticut


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